Supplement dated November 22, 2013
to the Classes A, B, C, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013
(as supplemented on March 14, 2013, March 28, 2013, April 2, 2013, May 9, 2013,
June 14, 2013, September 20, 2013, and November 19, 2013)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.
FUND SUMMARIES

Real Estate Securities Fund
Under the Sub-Advisor(s) and Portfolio Manager(s) heading for Principal Real Estate Investors, LLC, delete the text and substitute:

•	Keith Bokota (since 2013), Portfolio Manager

•	Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager

MANAGEMENT OF THE FUNDS
The Sub-Advisors
Under the Principal Real Estate Investors, LLC (“Principal - REI”) heading, delete references to Matt Richmond and add the following:
Keith Bokota has been with Principal - REI since 2007. He earned a bachelor’s degree in Finance and International Business from Georgetown University. Mr. Bokota has earned the right to use the Chartered Financial Analyst designation.